SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 9, 1998



                          CREDENCE SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                  000-22366           94-2878499
----------------------------     --------------    --------------------
  (State of incorporation         (Commission          (IRS Employer
     or organization)             File Number)      Identification No.)


215 Fourier Avenue, Fremont, California                   94539
------------------------------------------------   --------------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code    (510) 657-7400
                                                   --------------------



                                    None
                                 ----------


      Former name or former address, if changed since last report.

ITEM 5.       OTHER EVENTS

     Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of FAS 128, "Earnings per share", on the Annual Report Form 10-K for the fiscal year ended October 31, 1997 (the 1997 Form 10-K) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into a Registration Statement on Form S-8 to be filed after this Form 8-K is filed. Restatement of selected financial data is for fiscal quarters in each of the years ended October 31, 1997 and October 31, 1996 and the five fiscal years ended October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994 and October 31, 1993, and related disclosures as prescribed by FAS 128.

     Restatement of selected data as it relates to the adoption of FAS 128, "Earnings per share" is attached hereto as Exhibit 99.1


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              ( c ) EXHIBITS

                    99.1 Restatement of selected data as it relates to the adoption of FAS 128, "Earnings per share".


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CREDENCE SYSTEMS CORPORATION
                                ------------------------------------------
                                                   (Registrant)


       July 9, 1998                      /s/ WILMER R. BOTTOMS
-------------------------       ------------------------------------------
           Date                            Wilmer R. Bottoms
                                         Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number
------

 99.1 Restatement of selected data as it relates to the adoption of FAS 128, "Earnings per share".

 27.        EDGAR Financial Data Schedules

                                                                    EXHIBIT 99.1
                                                                    ------------

     In 1997, the Financial Accounting Standards Board issued statement No. 128, "Earnings per share" (FAS 128). FAS 128 replaced the calculation of primary and fully diluted net income (loss) per share with basic and diluted income (loss) per share. Unlike primary net income (loss) per share, basic net income (loss) per share excludes any dilutive effects of options, warrants and convertible securities. Diluted net income (loss) per share is very similar to the previously reported fully diluted net income (loss) per share.

     Restatement of selected financial data is for fiscal quarters in each of the years ended October 31, 1997 and October 31, 1996 and the five fiscal years ended in October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994 and October 31, 1993, and related disclosures as prescribed by FAS 128.

QUARTERLY INFORMATION

     The following information presents the quarterly net income (loss) per share amounts in accordance with FAS 128.

                                                               QUARTERS ENDED
                                                               --------------
                                              -----------  ---------  ----------  -----------
                                              October 31,   July 31,   April 30,  January 31,
                                                 1997         1997       1997        1997
                                              -----------  ---------  ----------  -----------
Net income (loss) per share as previously
reported on Quarterly Report on Form 10Q: ..  $   0.32     $  (0.04)  $   0.15    $   0.05


Net income (loss) per share restated:

Basic: ....................................   $   0.33     $  (0.04)  $   0.15    $   0.05

Diluted: ..................................   $   0.32     $  (0.04)  $   0.15    $   0.05


                                                               QUARTERS ENDED
                                                               --------------
                                              -----------  ---------  ----------  -----------
                                              October 31,   July 31,   April 30,  January 31,
                                                 1996         1996        1996        1996
                                              -----------  ---------  ----------  -----------
Net income per share as previously reported
on Quarterly Report on Form 10Q: ..........   $   0.20     $   0.53   $   0.52    $   0.48

Net income per share restated:

   Basic: .................................   $   0.20     $   0.54   $   0.53    $   0.49
   Diluted: ...............................   $   0.20     $   0.53   $   0.52    $   0.48



FISCAL YEAR INFORMATION

The following information presents the fiscal year net income (loss) per share amounts in accordance with FAS 128.

                                       -----------  -----------  -----------  -----------  -----------
                                       October 31,  October 31,  October 31,  October 31,  October 31,
                                          1997         1996         1995         1994         1993
                                       -----------  -----------  -----------  -----------  -----------
 Net income per share as previously
 reported on Form 10K: ..............   $    0.47   $    1.72    $    1.45    $     0.97   $    0.39

Net income per share restated:
   Basic: ...........................   $    0.49   $    1.75    $    1.50    $     1.04   $    0.42
   Diluted: .........................   $    0.47   $    1.72    $    1.45    $     0.97   $    0.39
Calculation
Numerator:
   Numerator for basic and diluted
   earnings per share - net income ..   $  10,693   $  37,703    $  30,354    $   19,193   $   6,000

Denominator:
   Denominator for basic earnings per
   share - weighted-average shares ..      21,865      21,532       20,273        18,543      14,145

   Effect of dilutive
   securities-employee stock options .        647         445          735         1,216       1,188

   Denominator for basic earnings per
   share - adjusted weighted-average
   shares and assumed conversions ...      22,512      21,977       21,008        19,759      15,333

Basic earnings per share ............   $    0.49   $    1.75    $    1.50    $     1.04   $    0.42
Diluted earnings per share ..........   $    0.47   $    1.72    $    1.45    $     0.97   $    0.39

     Antidilutive shares for the period ending October 31, 1997, October 31, 1996, October 31, 1995, October 31, 1994 and October 31, 1993 were 153,631,
481,851, 48,233, 9,185 and 20,902, respectively.

     In  the  period  ending  October  31,  1997,   the  Company's   convertible
subordinated notes are not dilutive potential common shares and, accordingly, were excluded from the calculation of net income per share (diluted).